                                 Exhibit 10.30

                GENERAL PARTNERSHIP INTEREST PURCHASE AGREEMENT

     THIS GENERAL PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "AGREEMENT") is made as of the first day of April, 1997, by and between HWCC-AURORA MANAGEMENT, INC., an Illinois corporation (the "BUYER"), and PPI CORPORATION, a New Jersey corporation (the "SELLER").

                                    RECITALS
                                    --------

      1. The Seller desires to sell, assign and transfer to the Buyer, and the Buyer desires to purchase and assume from the Seller, the general partnership interest of the Seller (the "GP INTEREST") in Pratt Management, L.P., a Delaware limited partnership (the "PARTNERSHIP").

      2. The parties wish to set forth their agreement with respect to the purchase and sale of the GP Interest and other matters.

                                   AGREEMENT
                                   ---------

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein contained, the parties agree as follows:

      1.  PURCHASE, SALE, ASSIGNMENT AND ASSUMPTION OF THE GP INTEREST.
          ------------------------------------------------------------

          1.1   PURCHASE, SALE, ASSIGNMENT AND ASSUMPTION.  Subject to the
                -----------------------------------------
terms and conditions hereof, at the Closing (as defined in Section 1.3 hereof) the Seller shall sell, assign, convey and otherwise transfer to the Buyer, and the Buyer shall purchase and assume from the Seller, all right, title, interest and obligations of Seller in, to and under the entire GP Interest, free and clear of any and all security interests, liens, claims, agreements, obligations and encumbrances of any nature whatsoever other than those specified in the Agreement of Limited Partnership of the Partnership dated as of February 17, 1994 (the "PARTNERSHIP AGREEMENT"), and the Seller agrees to cause the Partnership Agreement to be amended to admit the Buyer as a substituted general partner of the Partnership.

          1.2   PURCHASE PRICE.  In consideration of the sale, assignment and
                --------------
transfer of the GP Interest pursuant to Section 1.1 hereof, the Buyer will pay to the Seller Eleven Million Seven Hundred Forty-Six Thousand Six-Hundred Sixty Four Dollars ($11,746,664) (the "PURCHASE PRICE"), to be paid by the Buyer to the Seller at the Closing (as defined below), as follows:

                (A) the Buyer will issue to the Seller a promissory note in the form of Exhibit 1 attached hereto (the "NOTE"), in the principal amount of Three Million Eight Hundred Thousand Dollars ($3,800,000);

                (B) the Buyer will assign to the Seller a portion of the outstanding principal amount of that certain PPI Funding Corp. 14 7/8% Secured Promissory Note due 2006 in the original principal amount of One Hundred Ten Million Six Hundred Thirty-Five Thousand Seven Hundred Thirty-Nine Dollars and Forty Cents ($110,635,739.40) the ("PPI FUNDING NOTE") equal to Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000), which, for purposes of the Agreement, will be deemed to have a discounted value of Seven Million Five Hundred Ninety-Six Thousand Six Hundred Sixty-Four Dollars ($7,596,664) as of December 31, 1996; and

                (C) the Buyer will assign to the Seller the right to receive accrued interest in the amount of $350,000 on certain notes receivable in the current aggregate unpaid principal amount of $6,750,000 (the "ACCRUED INTEREST ON NOTES RECEIVABLE") from Greate Bay Casino Corporation (fka Pratt Hotel Corporation), a Delaware corporation which directly owns 100% of the issued and outstanding common stock of the Seller.

          1.3   CLOSING.  The closing of the transactions contemplated hereby
                -------
(respectively, the "CLOSING" and the "TRANSACTIONS") shall be held simultaneously with the execution and delivery of this Agreement.

      2.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.
          --------------------------------------------

          The Seller, on its own behalf and on behalf of the Partnership, as applicable, represents and warrants to the Buyer, as of the date hereof, as set forth below. THE SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH IN THIS SECTION 2.

          2.1   AUTHORITY.  The Seller possesses full corporate power and
                ---------
authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by general principles of equity.

          2.2   NO VIOLATION.  The execution and delivery of this Agreement by
                ------------
the Seller and the performance by it of the Transactions do not (A) violate any provision of the Certificate of Incorporation or By-laws of the Seller, or the Management Services Agreement, dated as of June 21, 1991, by and between Hollywood Casino-Aurora, Inc. (formerly known as Aurora Riverboats, Inc.) and the Partnership (assignee of the Seller, the successor by merger to Greate Bay Casino Corporation), as amended by that certain First Amendment to Management Services Agreement dated May 14, 1992 (as amended, the "AURORA MANAGEMENT CONTRACt"), or, to the Seller's knowledge, (B) violate any law or regulation of any United States federal, territorial, state or local governmental or regulatory agency or authority (an "AUTHORITY"), (C) require the consent or approval of any Authority which has not been obtained or (D) result in a breach of any provision of, or require the consent or approval of any third party which has not been obtained under, or result in the creation or imposition of any security interest, lien, claim or other encumbrance upon any portion of the assets of the Partnership pursuant to the terms of any contract or agreement to which the Seller or the Partnership is a party, which violation, breach or consent or approval (if not obtained), in the case of each of clause (B) and (C) above, would have a material adverse effect on the business, operations or financial condition of the Partnership or on the Transactions.

          2.3   TITLE TO THE GP INTEREST.
                -------------------------

                (A) The Seller is the record and beneficial owner of and has good and valid title to the GP Interest, free and clear of any and all security interests, liens, claims, agreements, obligations and encumbrances of any nature whatsoever other than those specified in the Partnership Agreement, and the delivery by the Seller of the GP Interest to the Buyer conveys to the Buyer good and valid title to the GP Interest free and clear of all, and does not result in the Buyer being subject to any, security interests, liens, claims, agreements, obligations and encumbrances of any nature whatsoever, other than those specified in the Partnership Agreement.

                (B) Except as set forth in the Partnership Agreement, neither the Seller has, nor shall the Buyer have immediately after the Closing, any obligation to make any capital contribution, loan or other payment or any other transfer of assets or services to the Partnership.

          2.4   STRUCTURE OF THE PARTNERSHIP.  The Partnership is comprised
                ----------------------------
solely of the following two (2) partners: (A) Pratt Casino Corporation, a Delaware corporation ("PCC"), which is the sole limited partner of the Partnership, and (B) the Seller, which is the sole general partner of the Partnership. No other person or entity has, or possesses any rights to acquire, any ownership or equity interest in the Partnership or its capital, profits or distributions.

      3.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.  The Buyer represents
          -------------------------------------------
and warrants to the Seller that the Buyer possesses full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by general principles of equity. The execution and delivery of this Agreement by the Buyer and the performance by it of the Transactions do not violate the Articles of Incorporation or By-laws of the Buyer or, to the Buyer's knowledge, (A) violate any law or regulation of any Authority, or (B) result in a breach of any provision of, or require the consent or approval of any third party which has not been obtained under, the terms of any contract or agreement to which the Buyer is a party, or the consent or approval of any Authority, which violation, breach or consent or approval (if not obtained) would have a material adverse effect on the business, operations or financial condition of the Buyer or on the Transactions. THE BUYER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH IN THIS SECTION 3.

      4.  CERTAIN COVENANTS.
          ------------------

          4.1   BOOKS AND RECORDS.
                ------------------

                (A) On reasonable notice at any time after the Closing, the Buyer shall permit representatives of the Seller full and free access at the Seller's expense, during normal business hours, to all correspondence, contracts, agreements and purchase and sale orders and other books and records of the Partnership relating to the operation of the business of the Partnership as the same may relate to the GP Interest on or prior to the Closing for purposes of inspection or copying. The Buyer shall cause all such materials to be preserved for at least six years after the Closing and shall not thereafter destroy or otherwise dispose of any such materials unless it shall have notified the Seller at least six months before such disposition and given the Seller the opportunity to remove and retain such materials.

                (B) Without limiting the foregoing, the Buyer agrees that, at the Seller's expense, for a period of six years after the Closing, it will assist and cooperate with the Seller in collecting and assembling information relating to the operation of the business of the Partnership on or prior to the Closing that customarily has been provided or used in connection with the preparation of any and all tax returns, information returns or other reports required to be filed by the Seller or any affiliate of the Seller with any Authority and shall make available to the Seller the services of personnel reasonably necessary to enable the Seller or any affiliate of the Seller to prepare and file any and all tax returns, information returns or other reports required to be filed by the Seller or other affiliate of the Seller with any Authority and/or to respond to and conduct any and all tax audits or other tax determinations or proceedings.

          4.2   CERTAIN COVENANTS OF THE PARTIES.

                (A) FILINGS. Each of the Buyer and the Seller, on its own behalf
                    -------
and on behalf of the Partnership, shall promptly take all such action as may, under applicable law, be necessary or appropriate for, and will promptly file and, if appropriate, use its best efforts to have declared effective or approved all documents and notifications with or to any Authority that are necessary or appropriate for the consummation of the Transactions, and each of the Buyer and the Seller shall promptly give the other party information requested by such other party pertaining to it and its affiliates that is reasonably necessary to enable such other party to take such actions and file in a timely manner all documents and notifications required to be so filed by applicable law.

                (B) OTHER ACTIONS.  Each of the Buyer and the Seller, on its own
                    ------------
behalf and on behalf of the Partnership, shall use its reasonable best efforts to consummate the Transactions and make them effective as promptly as practicable, including, without limitation, (i) defending lawsuits or other proceedings challenging this Agreement or the consummation of any of the Transactions, (ii) using reasonable best efforts to lift any injunction or order adversely affecting this Agreement or the consummation of the Transactions or
(iii) using reasonable best efforts to obtain any consents necessary for its performance of the Transactions.

                (C) PRORATIONS. All taxable items of the Partnership that arise
                    ----------
prior to or on the date of the Closing and are allocable to the General Partner of the Partnership pursuant to Section 4.2 of the Partnership Agreement shall be allocated to the Seller and those that arise after the date of the Closing and are so allocable to the General Partner shall be allocated to the Buyer based upon a closing-of-the-books method of accounting.

      5.  CLOSING DOCUMENTS.
          -----------------

          5.1   THE SELLER'S DOCUMENTS.  At the Closing, the Seller will
                ----------------------
deliver or cause to be delivered to the Buyer:

                (A) CERTIFICATE. A Certificate of the Secretary of the Seller
                    -----------
certifying (i) copies of resolutions duly adopted by the Board of Directors of the Seller authorizing and approving the execution, delivery and performance of this Agreement and the other agreements and documents executed and delivered in connection herewith, (ii) that all partnership action necessary to approve the execution, delivery and performance of this Agreement, and the other agreements and documents executed and delivered by the Partnership in connection herewith, shall have been duly and validly taken and (iii) such other matters as the Buyer may reasonably request;

                (B) ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT TO
                    ----------------------------------------------------
PARTNERSHIP AGREEMENT. An Assignment and Assumption Agreement and Amendment to
---------------------
Partnership Agreement, providing for the sale, assignment and assumption of the GP Interest set forth in Section 1.1 above and the admission and substitution of the Buyer as the general partner of the Partnership, substantially in the form attached as Exhibit 2 hereto (the "ASSIGNMENT AND ASSUMPTION AND AMENDMENT AGREEMENT") executed by each of PCC and the Seller and such other documentation as shall be reasonably requested by the Buyer to evidence the valid assignment of the GP Interest and the admission and substitution of the Buyer as the general partner of the Partnership;

                (C) AMENDMENTS TO PARTNERSHIP CERTIFICATE. A Certificate of
                    -------------------------------------
Amendment to the Certificate of Limited Partnership of the Partnership, evidencing the substitution and admission of the Buyer as the general partner of the Partnership, substantially in the form attached as Exhibit 3 hereto, executed by each of PCC and the Seller; and

                (D) REPLACEMENT NOTE. A new PPI Funding Note in the same form as
                    ----------------
the PPI Funding Note and in an original principal amount equal to the outstanding principal amount of the PPI Funding Note as of the Closing Date minus Thirteen Million Seven Hundred Thousand Dollars ($13,750,000).

          5.2   THE BUYER'S DOCUMENTS.  At the Closing, the Buyer will deliver
                ---------------------
or cause to be delivered to the Seller:

                (A) CERTIFICATE.  A Certificate of the Secretary of the Buyer
                    -----------
certifying (i) copies of resolutions duly adopted by the Board of Directors of the Buyer authorizing and approving the execution, delivery and performance of this Agreement, the Note and the other agreements and documents executed and delivered in connection herewith and (ii) such other matters as the Seller may reasonably request;

                (B) ASSIGNMENT AND ASSUMPTION OF AGREEMENT AND AMENDMENT TO
                    -------------------------------------------------------
PARTNERSHIP AGREEMENT.  An Assignment and Assumption and Amendment Agreement,
---------------------
executed by the Buyer;

                (C) THE NOTE.  The Note, executed by the Buyer and payable to
                    --------
the order of the Seller;

                (D) ASSIGNMENT OF PPI FUNDING NOTE. A partial assignment of the
                    ------------------------------
PPI Funding Note, providing for the assignment of Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000) in outstanding principal amount of the PPI Funding Note;

                (E) ASSIGNMENT OF ACCRUED INTEREST ON NOTES RECEIVABLE.  An
                    --------------------------------------------------
assignment of the Accrued Interest on Notes Receivable;

                (F) SECURITY AGREEMENT AND PLEDGE. A Security Agreement and
                    -----------------------------
Pledge (the "Security Agreement") providing for the pledge of the GP Interest to the Seller as security for the payment of the Note, substantially in the form of
Exhibit 4 hereto, executed by the Buyer;

                (G) HCA ESTOPPEL LETTER. An estoppel letter executed by
                    -------------------
Hollywood Casino-Aurora, Inc. ("HCA") stating that the obligations of the Partnership required to be performed under the terms of the Aurora Management Contract prior to the Closing have been performed and that there is no existing breach or default by or on the part of the Partnership thereunder and setting forth the agreement of HCA respecting the giving of notices of default under the Aurora Management Contract and related matters, which estoppel letter shall be in form and substance reasonably satisfactory to the Seller; and

                (H)   HCC ESTOPPEL LETTER.  An estoppel letter executed by
                      -------------------
Hollywood Casino Corporation ("HCC") stating that the obligations, if any, of the Partnership required to be performed prior to the Closing under the terms of the Service Agreement by and between HCC and the Partnership to be entered into at or before the Closing have been performed and that there is no existing breach or default by or on the part of the Partnership thereunder and setting forth the agreement of HCC respecting the giving of notices of default under such Services Agreement and related matters, which estoppel letter shall be in form and substance reasonably satisfactory to the Seller.

      6.  SURVIVAL OF REPRESENTATIVES; INDEMNITIES.
          ----------------------------------------

                (A) SURVIVAL. The representations and warranties contained in
                    --------
this Agreement shall survive the sale, assignment and transfer to the Buyer of the GP Interest hereunder and shall continue in full force and effect. The agreements and covenants contained in this Agreement shall survive in accordance with their terms.

                (B) NO EFFECT ON LIABILITY.  None of (i) the consummation of the
                    ----------------------
Transactions, (ii) the delay or omission of any party to exercise any of its rights under this Agreement or (iii) any investigation or disclosure that any party makes, any notice that any party gives, or any knowledge that any party obtains as a result thereof, or otherwise, shall (x) affect the liability of the parties to one another for breaches of their covenants contained in this Agreement, (y) affect the liability of the parties to one another for misrepresentation under this Agreement, or (z) prevent any party from relying on the representations contained in this Agreement.

          6.1   INDEMNITIES.
                ------------

                (A)   THE SELLER'S INDEMNITY.
                      ----------------------

                      (1) The Seller agrees to indemnify and hold the Buyer harmless from and against any and all liabilities, damages, obligations, claims and expenses (including, without limitation, reasonable costs of investigation and reasonable defense and attorney's fees) (collectively "LOSSES") that the Buyer sustains or becomes subject to as a result of the breach of any of the warranties, representations, covenants or agreements of the Seller made herein less any amounts actually received by the Buyer or the Partnership in respect of such Losses under insurance policies; provided, however, that the Seller's
                                      --------  -------
indemnity obligations hereunder shall not exceed the amount of the Purchase
Price.

                      (2) The Buyer shall not have any right to offset against the Note for Losses indemnified pursuant to Section 6.1(A)(1).

                (B) THE BUYER'S INDEMNITY. The Buyer agrees to indemnify and
                    ---------------------
hold the Seller harmless from and against all Losses that it sustains or becomes subject to as a result of the breach of any of the warranties, representations, covenants or agreements of the Buyer made herein, as well as any claim made against the Seller arising out of the Aurora Management Agreement and relating to actions taken after the date of this Agreement, less any amounts actually received by the Seller in respect of such Loss under insurance policies.

                (C) THIRD PARTY CLAIM. Promptly after receipt by the Buyer or
                    -----------------
the Seller of notification of the assertion, or possible assertion, by a third party of any claim, action, suit, proceeding or demand with respect to which indemnification shall or may be claimed by the Buyer or the Seller pursuant to this Section 6 (the "THIRD PARTY CLAIM") (such recipient being referred to hereinafter as the "INDEMNITEE") the Indemnitee shall give written notice describing the Third Party Claim in reasonable detail (an "INDEMNITY NOTICE") to the other party (herein, the "INDEMNITOR"). Failure by the Indemnitee to send the Indemnity Notice shall not release the Indemnitor from its obligations hereunder except to the extent that the failure to send the Indemnity Notice prejudices the rights of the Indemnitor. The Indemnitor shall, at its option, have full authority to defend any such claim, action, suit, proceeding or demand, in the name of such Indemnitee or otherwise as the Indemnitor shall elect utilizing counsel reasonably acceptable to the Indemnitee, unless (i) the Indemnitee reasonably objects to such assumption on the ground that counsel for such Indemnitor cannot represent both the Indemnitee and the Indemnitor because such representation would be reasonably likely to result in a conflict of interest or because there may be defenses available to the Indemnitee that are not available to such Indemnitor, (ii) the Indemnitor is not capable (by reason of insufficient financial capacity, bankruptcy, receivership, liquidation, managerial deadlock, managerial neglect or similar events) of maintaining a reasonable defense of such action or proceeding, (iii) the action or proceeding seeks injunctive or other equitable relief against the Indemnitee, or (iv) the amount in controversy exceeds the amount for which the Indemnitor is liable under this Section 6.1. Neither the Indemnitor nor the Indemnitee shall adjust, compromise or settle any such claim, action, suit, proceeding or demand without the written consent of the other, which consent shall not be unreasonably withheld. As to any Third Party Claim the defense of which has been assumed by the Indemnitor, (i) the Indemnitee shall cooperate fully in such defense as and to the extent reasonably requested by the Indemnitor (such cooperation shall include the retention and, upon the Indemnitor's request, the provision to the Indemnitor of records and information that are reasonably relevant to such claim or demand and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder) and (ii) the Indemnitor shall not, subsequent to such assumption, be liable for any legal expenses incurred by the Indemnitee. In the event of any claim under this Section 6 for indemnification (whether or not in connection with a Third Party Claim), the Indemnitee shall promptly advise the Indemnitor in writing, in reasonable detail, of the amount and circumstances surrounding said claim (which notice shall also be deemed to be an Indemnity Notice).

                (D) INDEMNITY EXCLUSIVE REMEDY.  Other than with respect to
                    --------------------------
enforcement of its rights to receive payment of the Note and to enforce the Security Agreement and Pledge, the indemnity in this Section 6 shall be the exclusive remedy for any misrepresentation or breach of warranty or breach of any covenant or agreement in this Agreement.

      7.  FURTHER ASSURANCES AND COOPERATION.  Following the Closing, the
          ----------------------------------
Seller and the Buyer shall each promptly execute, deliver and/or file such documents, and promptly take such other actions, as shall be reasonably requested by the other party to effectuate the Transactions.

      8.  GENERAL PROVISIONS.
          -------------------

          8.1   NOTICES.  All notices and other communications hereunder shall
                -------
be in writing and shall be delivered personally (including express courier) or sent by telecopy (and promptly confirmed by mail) or sent by prepaid registered or certified mail (return receipt requested) to the parties at the following addresses:

                (A)   if to the Buyer, to

                      HWCC-Aurora Management, Inc.
                      Two Galleria Tower, Suite 2200
                      13455 Noel Road, LB 48
                      Dallas, Texas 75240
                      Attention: William D. Pratt
                      Telecopier: (972) 386-7411
                        with a copy to:

                        Haynes and Boone, LLP
                        3100 NationsBank Plaza
                        901 Main Street
                        Dallas, Texas 75202-3789
                        Attention: William R. Hays, III
                        Telecopier: (214) 651-5940

                (B)     if to the Seller, to

                        PPI Corporation
                        Two Galleria Tower, Suite 2200
                        13455 Noel Road, LB48
                        Dallas, Texas  75240
                        Attention: Jack E. Pratt
                        Telecopier: (972) 386-7411

                        with a copy to:

                        Cox & Smith Incorporated
                        112 East Pecan Street, Suite 1800
                        San Antonio, Texas 78205-1521
                        Attention: Daniel G. Webster, III
                        Telecopier: (210) 226-8395

                        and to:

                        PPI Corporation
                        136 South Kentucky Ave.
                        Atlantic City, NJ 08401
                        Attention: Frederick H. Kraus
                        Telecopier: (609) 441-4624

Notices sent as aforesaid shall be deemed given and effective upon receipt (or the date delivery is refused). Any party (and any other person or entity designated to receive notice) may change its address or telecopy number for notice by delivery to all other parties of notice to such effect in the manner set forth herein.

          8.2     ENTIRE AGREEMENT.  This Agreement (including the Exhibits,
                  ----------------
Schedules, documents and instruments referred to or incorporated herein) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

          8.3     THIRD PARTIES; ASSIGNMENT.  This Agreement is not intended to
                  -------------------------
confer upon any person other than the parties hereto any rights or remedies hereunder and shall not be assigned (either rights or obligations) by either party without the prior written consent of the other party.

          8.4     GOVERNING LAW.  This Agreement shall be construed in
                  -------------
accordance with the laws of the State of Texas and of the United States of America, except to the extent that the requirements of the New Jersey Casino Control Commission, the Illinois Gaming Board, the

Mississippi Gaming Commission and any other similar entity (collectively, the "GAMING AUTHORITIES") and the New Jersey Casino Control Act, the Illinois Riverboat Gambling Act, the Mississippi Gaming Control Act, all rules and regulations promulgated thereunder and any and all other applicable gaming laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, notices, rules, regulations, restrictions and requirements (collectively, the "GAMING LAWS") shall necessarily control, in which event the rights and obligations of the parties hereto shall be subject and subordinate to the requirements of the Gaming Authorities and the Gaming Laws.

          8.5     COUNTERPARTS.  This Agreement may be executed in counterparts
                  ------------
which together shall constitute a single agreement.

          8.6     JURISDICTION AND VENUE.  Each party hereto irrevocably submits
                  ----------------------
and consents to the exclusive jurisdiction of the United States District Court for the Northern District of Texas and, if such court does not have jurisdiction, of the courts of the State of Texas in Dallas County, in connection with any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, including the enforcement of any arbitration award, and hereby waives any forum non conveniens objection to
                                             ----- --- ----------
any of such fora. In any such litigation, each party waives personal service of the summons and complaint or other process and papers issued therein and agrees that the service thereof may be made by certified or registered mail directed to it at the address provided for in Section 8.1.

          8.7     AMENDMENT.  This Agreement may only be amended by an
                  ---------
instrument in writing signed by the parties hereto.

          8.8     WAIVER.  Any term or provision of this Agreement may be waived
                  ------
at any time by the party or parties entitled to the benefits thereof but (A) no such waiver shall be effective unless in writing and signed by the party claimed to have made such waiver, and (B) no waiver of any term, provision or breach of this Agreement shall operate or be construed as a waiver of the same or any other term or provision, or any other breach of this Agreement, on any other occasion.

          8.9     SEVERABILITY.  In case any one or more of the provisions
                  ------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
                                   * * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     BUYER:

                                     HWCC-AURORA MANAGEMENT, INC.


                                     By:   /s/ William D. Pratt
                                         -----------------------------
                                         Name:  William D. Pratt
                                         Title:    Vice President

                                     SELLER:

                                     PPI CORPORATION


                                     By:   /s/ Jack E. Pratt
                                        ---------------------------
                                        Name:  Jack E. Pratt
                                        Title:    President

                                   Exhibit 1
                                   ---------

                                PROMISSORY NOTE


$3,800,000.00                    Dallas, Texas                    April 1, 1997


     FOR VALUE RECEIVED, the undersigned, HWCC-AURORA MANAGEMENT, INC., an Illinois corporation (the "MAKER"), hereby unconditionally promises to pay to the order of PPI CORPORATION, a New Jersey corporation ("PAYEE"), at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB 48, Dallas, Texas 75240, or such other address in Dallas County, Texas, given to Maker by Payee, the principal sum of Three Million Eight Hundred Thousand and 0/100 Dollars ($3,800,000.00) in lawful money of the United States of America, together with interest (calculated on the basis of a 365-day year or 366-day year, as appropriate), on the unpaid principal balance, computed from the date hereof until maturity at the rate per annum equal to the Interest Rate.

     SECTION 1.  DEFINITIONS.  When used in this Note, the following terms shall
     -----------------------
have the respective meanings specified herein or in the section referred to:

     "Assignment and Assumption Agreement" shall mean the Assignment and
      -----------------------------------
Assumption Agreement and Amendment to Agreement of Limited Partnership of PMLP of even date herewith by and among Maker, Payee and Pratt Casino Corporation.

     "Business Day" shall mean a day upon which business is transacted by
      ------------
national banks in Dallas, Texas.

     "Event of Default" shall have the meaning ascribed to it in Section 5
      ----------------
hereof.

     "Gaming Authorities" shall mean the New Jersey Casino Control Commission,
      ------------------
the Illinois Gaming Board, the Mississippi Gaming Commission and any other similar entity.

     "Gaming Laws" shall mean the New Jersey Casino Control Act, the Illinois
      -----------
Riverboat Gambling Act, the Mississippi Gaming Control Act, all rules and regulations promulgated thereunder and any and all other applicable gaming laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, notices, rules, regulations, restrictions and requirements.

     "General Partnership Interest" shall mean Maker's general partnership
      ----------------------------
interest in PMLP.

     "Interest Rate" shall mean fourteen percent (14%).
      -------------

     "Management Services Agreement" shall mean that certain Management Services
      -----------------------------
Agreement made and entered into as of June 21, 1991, by and between Hollywood Casino-Aurora, Inc., an Illinois corporation ("HCA"), and Greate Bay Casino Corporation, a New Jersey corporation ("GBCC") (whose interest is now owned by PMLP), as amended by that certain First Amendment to Management Services Agreement made and entered into as of May 14, 1992, by and between HCA and GBCC (whose interest is now owned by PMLP).

     "Maximum Rate" shall mean the highest nonusurious rate of interest (if any)
      ------------
permitted from day to day by applicable law. Payee hereby notifies and discloses to Maker that, for purposes of Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate" ceiling from time to time in effect as limited by article 5069-1.04(b); provided, however, that to the extent permitted by applicable law, Payee reserves the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Maker.

     "Obligation" shall mean all of Maker's indebtedness, liabilities and
      ----------
obligations now or hereafter existing in favor of Payee, arising under this Note, the Security Agreement, the Purchase Agreement or the Assignment and Assumption Agreement, regardless of whether they are direct, indirect, primary, secondary, joint, several, joint and several, liquidated, unliquidated, fixed or contingent.

     "PMLP" shall mean Pratt Management, L.P., a Delaware limited partnership.
      ----

     "Purchase Agreement" shall mean the General Partnership Interest Purchase
      ------------------
Agreement of even date herewith by and between Maker and Payee.

     "Security Agreement" shall mean that certain security agreement dated of
      ------------------
even date herewith from Maker to Payee covering the General Partnership
Interest.

     "Services Agreement" shall mean that certain Services Agreement of even
      ------------------
date herewith, by and between Hollywood Casino Corporation, a Delaware corporation, and PMLP.

     SECTION 2.  PAYMENT.  The Note shall be due and payable in (i) equal
     -------------------
monthly installments of principal and interest in the amount of $83,333.00, commencing on May 1, 1997, and thereafter, on the first day of each succeeding calendar month during the term of this Note; (ii) variable quarterly installments of principal commencing on July 1, 1997, and thereafter, on each succeeding October 1, January 1, April 1 and July 1, through January 1, 2002, in the amount equal to the general partner's share of quarterly cash distributions from PMLP pursuant to Section 4.3 of the Agreement of Limited Partnership of PMLP dated as of February 17, 1994, as amended to date; and (iii) in one final installment of principal on April 1, 2002 in the amount of the unpaid principal balance, if any, on this Note as of such date together with all accrued and unpaid interest, if any.

     Should the principal of, or any installment of the principal of or interest upon, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension. All payments of principal and interest on this Note shall be made by Maker to Payee in federal or other immediately available funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest and then to principal.

     All past due principal of and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the Maximum Rate.

     SECTION 3.               WAIVER.  Except as otherwise provided herein,
     -------------------------------
Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

     No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

     SECTION 4.  SECURITY.  This Note is secured by the collateral described in
     --------------------
the Security Agreement.

     SECTION 5.  EVENTS OF DEFAULT AND REMEDIES.  An "Event of Default" shall
     ------------------------------------------
exist hereunder if any one or more of the following events shall occur and be continuing: (a) Maker shall fail to pay when due any principal of, or interest upon, this Note or any other Obligation and such failure shall continue for ten
(10) days following the date Payee notifies Maker of such failure; (b) any representation or warranty made by Maker to Payee herein or in the Security Agreement shall prove to be untrue or inaccurate in any material respect and shall continue to be untrue or inaccurate thirty (30) days after the date Payee notifies Maker of such event; (c) default shall occur in the performance of any of the covenants or agreements of Maker contained herein or in the Security Agreement and such default shall continue for thirty (30) days following the date Payee notifies Maker of such default; (d) default shall occur in the payment of any material indebtedness of Maker, or any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or otherwise or shall become due by its terms and shall not be promptly paid or extended; (e) the Security Agreement shall cease to be a legal, valid, binding agreement enforceable against any party executing the same in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; (f) Maker shall (1) apply for or consent to the appointment of a receiver, trustee, intervenor, custodian or liquidator of itself or of all or a substantial part of its assets, (2) be adjudicated a bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (3) make a general assignment for the benefit of creditors, (4) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (5) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; (g) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Maker or appointing a receiver, trustee, intervenor or liquidator of Maker, or of all or substantially all of its or their assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days; (h) Payee's liens, mortgages or security interests in any of the collateral for this Note should become unenforceable, or cease to be first priority liens, mortgages or security interests; (i) the dissolution or termination of Maker; (j) any final judgment(s) for the payment of money in excess of the sum of $100,000 in the aggregate shall be rendered against Maker and such judgment or judgments shall not be satisfied or discharged at least ten
(10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgments; or (k) any default or event of default shall occur under the Services Agreement or the Management Services Agreement.

     Upon the occurrence of any Event of Default hereunder or under the Security Agreement, then in any such event the holder hereof may, at its option, (i) declare the entire unpaid balance of principal of and accrued interest upon this Note and any other Obligation to be immediately due and payable without presentment or notice of any kind which Maker waives pursuant to Section 3
                                                                 ---------
herein,

(ii) reduce any claim to judgment; and/or (iii) pursue and enforce any of Payee's rights and remedies available pursuant to any applicable law or agreement including, without limitation, foreclosing all liens and security interests securing payment of all or any part hereof or thereof.

     The holder hereof agrees that, notwithstanding anything set forth herein to the contrary, in the event of a default hereunder or in the performance of any of the terms, covenants or conditions contained in any instrument or instruments given as security for the payment of this Note, which defaults do not involve the payment of money and for which the holder hereof elects to accelerate the maturity of the indebtedness evidenced hereby, the holder hereof shall, prior to such acceleration, give written notice of such default to Maker as and to the extent hereinafter provided, which notice shall be the only notice required to be given to Maker or others liable hereon. In the event that such default shall not be cured within ten (10) days from the effective date of such notice, then the holder hereof may, at such holder's option, without further or additional notice, and, in any event, without demand or presentment, declare the indebtedness evidenced by this Note at once due and payable. The foregoing is not intended and shall not be deemed under any circumstances to require the holder hereof to give notice of any type or nature to Maker in the event of default in the payment of any installment of principal or interest hereon, which notice, together with any demand or presentment hereof, are hereby expressly waived by Maker.

     SECTION 6.  NOTICE.  Whenever this Note requires or permits any notice,
     ------------------
approval, request or demand from one party to another, the notice, approval, request or demand must be in writing and shall be deemed to have been given when personally served (including by courier or overnight delivery service) or sent by telecopy (with confirmation of receipt received) or when deposited in the United States mails, registered or certified, return receipt requested, addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice):

     Payee:                      PPI Corporation
                              Two Galleria Tower, Suite 2200
                              13455 Noel Road, LB 48
                              Dallas, Texas 75240
                              Attention: Jack E. Pratt
                              Telecopier: (972) 386-7411

     Maker:                   HWCC-Aurora Management, Inc.
                              Two Galleria Tower, Suite 2200
                              13455 Noel Road, LB 48
                              Dallas, Texas 75240
                              Attention: William D. Pratt
                              Telecopier: (972) 386-7411

     SECTION 7.  VOLUNTARY PREPAYMENT.  Maker reserves the right to prepay the
     --------------------------------
outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment, and shall be applied to the installments of principal due hereunder in the inverse order of maturity.

     SECTION 8.  USURY LAWS.  Regardless of any provisions contained in this
     ----------------------
Note, the Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest; (ii) exclude voluntary prepayments and the effect thereof; and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

     SECTION 9.  COSTS.  If this Note is placed in the hands of an attorney for
     -----------------
collection, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership or other court proceedings, Maker agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees, including all costs of appeal.

     SECTION 10.  APPLICABLE LAW.  This Note is being executed and delivered and
     ---------------------------
is intended to be performed in the State of Texas. This Note shall be construed in accordance with the laws of the State of Texas and of the United States of America, except to the extent that the requirements of the Gaming Authorities and Gaming Laws shall necessarily control, in which event the rights and obligations of the parties hereto shall be subject and subordinate to the requirements of the Gaming Authorities and the Gaming Laws. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.


                                       MAKER:

                                       HWCC-AURORA MANAGEMENT, INC.


                                       By:_____________________________
                                          Name:  William D. Pratt
                                          Title:    Vice President

                                   Exhibit 2
                                   ---------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                     AND AMENDMENT TO AGREEMENT OF LIMITED
                                 PARTNERSHIP OF
                             PRATT MANAGEMENT, L.P.


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF PRATT MANAGEMENT, L.P. (this "AGREEMENT"), is made as of April 1, 1997 by and among PPI CORPORATION, a New Jersey corporation ("PPI"), PRATT CASINO CORPORATION, a Delaware corporation ("PCC"), and HWCC-AURORA MANAGEMENT, INC., an Illinois corporation ("HOLLYWOOD").

                                    RECITALS
                                    --------

     1. Pratt Management, L.P. (the "PARTNERSHIP") has been formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "ACT") pursuant to a Certificate of Limited Partnership of the Partnership, as filed in the office of the Secretary of State of the State of Delaware (the "SECRETARY OF STATE") on October 26, 1994 (the "CERTIFICATE"), and an Agreement of Limited Partnership of the Partnership, dated February 17, 1994 (the "PARTNERSHIP AGREEMENT").

     2. PPI is the sole general partner of the Partnership and PCC is the sole limited partner of the Partnership.

     3. PPI desires to assign, transfer and convey all of its interest in the Partnership as a general partner of the Partnership (the "GP INTEREST") to Hollywood, and PPI desires to withdraw from the Partnership as a general partner of the Partnership.

     4. Hollywood desires to purchase the GP Interest, and Hollywood and PCC desire that Hollywood be admitted to the Partnership as a substitute general partner of the Partnership.

     5. PPI and Hollywood are, contemporaneously herewith, entering into a General Partnership Interest Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which PPI has agreed to sell to Hollywood, and Hollywood has agreed to purchase, the GP Interest.

     6. The undersigned, being all of the partners of the Partnership, to accomplish the foregoing, desire to amend the Partnership Agreement and provide for the assignment and assumption of the General Partner Interest in the manner set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   ASSIGNMENT.  Notwithstanding any provision in the Partnership
          ----------
Agreement to the contrary, for value received, the receipt and sufficiency of which are hereby acknowledged, upon the execution of this Agreement by the parties hereto, PPI does hereby sell, assign, convey and otherwise transfer to Hollywood all right, title, interest and obligations of PPI in, to and under the GP Interest. Such assignment entitles Hollywood to become or to exercise all rights and powers, including management rights, of a general partner under the Act and the Partnership Agreement.

     2.   ASSUMPTION AND RELEASE.  Hollywood does hereby assume and agree to
          ----------------------
perform, pay or discharge those liabilities and obligations set forth in, related to, or arising out of the GP Interest under the Partnership Agreement and the Act, to the extent to be performed, paid or discharged after the date hereof. PPI is hereby released from any and all liabilities and obligations to the Partnership, whether known or unknown, liquidated or unliquidated, and, subject to the provisions of Section 3 below, none of the Partnership, PCC or Hollywood shall have any claim against PPI on account, by reason of or pursuant to the Partnership Agreement or PPI having acted as a general partner of the Partnership.

     3.   ADDITIONAL RIGHTS AND OBLIGATIONS.  PPI and Hollywood agree and
          ---------------------------------
acknowledge that this Agreement is being entered into pursuant to and subject to the terms and conditions set forth in the Purchase Agreement and that additional rights of PPI and Hollywood are expressly provided for therein, and that the execution and delivery of this Agreement shall not impair or diminish any of the rights or obligations of any of the parties to the Purchase Agreement as set forth therein.

     4.   ADMISSION.  Notwithstanding any provision in the Partnership Agreement
          ----------
to the contrary, Hollywood is hereby admitted to the Partnership as a general partner of the Partnership. The admission shall be effective upon the filing of an amendment to the Certificate in the Office of the Secretary of State of Delaware that reflects the fact that Hollywood is a general partner of the Partnership, and shall occur, and for all purposes shall be deemed to have occurred, immediately prior to the withdrawal of PPI from the Partnership as a general partner of the Partnership.

     5.   WITHDRAWAL.  Notwithstanding any provision in the Partnership
          ----------
Agreement to the contrary, PPI hereby withdraws from the Partnership as a general partner of the Partnership. The withdrawal shall be effective upon the filing of an amendment to the Certificate in the Office of the Secretary of State of Delaware that reflects the fact that PPI is not a general partner of the Partnership. Notwithstanding such withdrawal, PPI and its directors, officers, employees and agents, and their respective assigns, shall nevertheless continue to be "Covered Persons" for the purposes of Section 6.6 and 6.7 of the Partnership Agreement and entitled to enforce the provisions thereof.

     6.   CONTINUATION.  Following the withdrawal of PPI from the Partnership as
          ------------
a general partner of the Partnership, Hollywood is authorized to and hereby agrees to continue the business of the Partnership without dissolution.

     7.   BOOKS AND RECORDS.  PPI, as the withdrawing general partner of the
          -----------------
Partnership, and Hollywood, as the substituted general partner of the Partnership, shall take all actions necessary under the Act and the Partnership Agreement to evidence the withdrawal of PPI from the Partnership as a general partner of the Partnership and the admission of Hollywood to the Partnership as a substituted general partner of the Partnership.

     8.   FUTURE COOPERATION.  Each of the parties hereto agrees to cooperate at
          ------------------
all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments of the Partnership Agreement, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.

     9.   BINDING EFFECT.  This Agreement, and all the terms and provisions
          --------------
hereof, shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     10.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in
          -------------------------
counterparts, which shall constitute a single agreement.

     11.  AGREEMENT IN EFFECT.  Except as hereby amended, the Partnership
          -------------------
Agreement shall remain in full force and effect.

     12.  GOVERNING LAW.  The construction and validity of this Agreement and
          -------------
the rights and obligations of the respective parties hereunder shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware except to the extent that applicable gaming laws necessarily control.

     13.  NOTICES.  Any and all written notices to Hollywood required or
          -------
permitted by this Agreement or the Partnership Agreement shall be addressed to:

                          HWCC-Aurora Management, Inc.
                         Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                              Dallas, Texas 75240
                         Attn.:  Mr. William D. Pratt,
                                General Counsel
                        Telephone Number: (972) 392-7777
                        Telecopy Number: (972) 386-7411

     14.  AMENDMENT.  This Agreement may only be amended by an instrument in
          ---------
writing signed by the parties hereto.

                                   * * * * *

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     HWCC-AURORA MANAGEMENT, INC.,
                                     as General Partner


                                     By:______________________________
                                         Name:  William D. Pratt
                                         Title:    Vice President


                                    PRATT CASINO CORPORATION,
                                    as Limited Partner


                                    By:_______________________________
                                        Name:  Charles F. LaFrano III
                                        Title:    Vice President


                                    PPI CORPORATION,
                                    as Withdrawing General Partner


                                    By:_______________________________
                                        Name:  Jack E. Pratt
                                        Title:    President

                                   Exhibit 3
                                   ---------

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                             PRATT MANAGEMENT, L.P.


     The undersigned, desiring to amend the Certificate of Limited Partnership of Pratt Management, L.P. (the "PARTNERSHIP") pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST:  The name of the Partnership is Pratt Management, L.P.

     SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

     The name and business address of the sole general partner of the Partnership are as follows:

                          HWCC-Aurora Management, Inc.
                         Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                              Dallas, Texas  75240

     IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership as of this 1st day of April, 1997.

                                    PRATT MANAGEMENT, L.P.

                                    BY:   PPI CORPORATION,
                                          its Withdrawing General Partner


                                          By:_______________________________
                                             William D. Pratt
                                             Vice President

                                    BY:   HWCC-AURORA MANAGEMENT, INC.,
                                          Its Substituted General Partner


                                          By:________________________________
                                             Charles F. LaFrano III
                                             Vice President

                                   Exhibit 4
                                   ---------

                         SECURITY AGREEMENT AND PLEDGE


     THIS SECURITY AGREEMENT is made and entered into as of April 1, 1997, by and between HWCC-AURORA MANAGEMENT, INC., an Illinois corporation ("PLEDGOR"), and PPI CORPORATION, a New Jersey corporation ("SECURED PARTY").

1.   COLLATERAL AND OBLIGATIONS.
     --------------------------

     Pledgor is the legal and equitable owner of a general partnership interest (the "GENERAL PARTNERSHIP INTEREST") in Pratt Management, L.P., a Delaware limited partnership (the "PARTNERSHIP"), created and existing under that certain Agreement of Limited Partnership dated February 17, 1994, as amended by that certain Assignment and Assumption Agreement and Amendment to Agreement of Limited Partnership (the "ASSIGNMENT AND ASSUMPTION AND AMENDMENT AGREEMENT"), dated of even date herewith, (as amended, the "PARTNERSHIP AGREEMENT").
Pursuant to that certain General Partnership Interest Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), Pledgor has executed that one certain promissory note payable to the order of Secured Party in the original principal amount of Three Million Eight Hundred Thousand Dollars ($3,800,000) (the "NOTE"), dated of even date herewith. Capitalized terms not otherwise defined herein shall have the same meanings as in the Note, the terms and provisions of which are incorporated by this reference. As used herein, the term "OBLIGATIONS" shall mean: all indebtedness, liabilities and obligations of Pledgor arising under the Note, this Security Agreement, the Purchase Agreement and the Assignment and Assumption and Amendment Agreement, now or hereafter existing in favor of Secured Party, regardless of whether they are direct, indirect, primary, secondary, joint, several, joint and several, liquidated, unliquidated, fixed or contingent, and any and all renewals, extensions, modifications, rearrangements, or restatements of all or any part of the indebtednesses, liabilities, and obligations arising under any of the Obligations.

     In order to secure the Obligations, Pledgor hereby pledges, transfers and assigns to Secured Party and grants to Secured Party a security interest in and to the following (the "COLLATERAL"):

          All of Pledgor's right, title and interest in and to the General Partnership Interest, whether now owned or hereafter acquired, including
     (a) all distributions, proceeds, fees, preferences, payments or other benefits which Pledgor now is or may hereafter become entitled to receive with respect to or on account of the General Partnership Interest and (b) all rights, powers and authority of Pledgor to serve as the sole general partner of the Partnership to the fullest extent provided in the Partnership Agreement.


2.   WARRANTIES AND COVENANTS OF PLEDGOR.
     -----------------------------------

     The Pledgor hereby warrants to Secured Party and covenants and agrees with Secured Party as follows:

          (a) That Pledgor is the sole legal and equitable owner and holder of the General Partnership Interest; that it has the authority to execute this Security Agreement; and that this Security Agreement constitutes the legal, valid and binding obligation of Pledgor;

          (b) That, as of the date hereof, Pledgor has not transferred, assigned, pledged, hypothecated or granted any security interest in all or any portion of the Collateral; that it has full right and power to make the transfer, pledge and assignment and grant the security interest granted hereby; and that this instrument is effective to accomplish such transfer, pledge, assignment and grant;

          (c) That Pledgor shall, at its sole cost and expense, execute and deliver any financing statements or other documents which Secured Party reasonably requests to protect or perfect the assignment, pledge, transfer and grant of the security interest made herein;

          (d) That Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral nor have any duty or responsibility whatsoever to take any steps to preserve any rights of Pledgor in the Collateral; and

          (e) That Pledgor shall not sell, mortgage, hypothecate, assign or otherwise transfer any portion of or interest in the Collateral without the prior written consent of Secured Party.

3.   EVENTS OF DEFAULT.
     -----------------

     A Default or Event of Default under the Note shall constitute an "Event of Default" hereunder.

4.   REMEDIES UPON DEFAULT.
     ---------------------

          (a) Upon the occurrence of any Event of Default, Secured Party shall have the following rights with respect to the Collateral:

               (1) To sell the Collateral or any part thereof, upon giving at least ten (10) days' prior notice to Pledgor of the time and place of sale (which notice Pledgor and Secured Party agree is reasonable), for cash or upon credit or for future delivery, Pledgor hereby waiving all rights, if any, of marshalling the Collateral and any other security for the Obligations, and at the option and in the complete discretion of Secured Party, either:

               (A)  at public sale; or

               (B) at private sale, in which event such notice shall also contain the terms of the proposed sale, and Pledgor shall have until the time of such proposed sale in which to redeem the Collateral or to procure a purchaser willing, ready and able to purchase the Collateral on terms more favorable to Pledgor, Secured Party and the holders of the Note, and if such a purchaser is so procured, then Secured Party shall sell the Collateral to the purchaser so procured; and

               (2) To bid for and to acquire, unless prohibited by applicable law, free from any redemption right, the Collateral, or any part thereof, and, if Secured Party is then the holder of the Obligations or any participation or other interest therein, in lieu of paying cash therefor, Secured Party may make settlement for the selling price by crediting the net selling price, if any, after deducting all costs and expenses of every kind, upon the outstanding principal amount of the Obligations, in such order and manner as Secured Party, in its discretion, may deem advisable. The Secured Party, upon so acquiring the Collateral, or any part thereof, shall be entitled to hold or otherwise deal with or dispose of the same in any manner not prohibited by applicable law.

               (3) To enforce any other remedy available to Secured Party at law or in equity.

     From time to time Secured Party may, but shall not be obligated to, postpone the time and change the place of any proposed sale of any of the Collateral for which notice has been given as provided above, upon giving at least five (5) days' prior notice to Pledgor (which notice Pledgor and Secured Party agree is reasonable) of the new time and place of such sale whenever, in the judgment of Secured Party, such postponement or change is necessary or appropriate in order that the provisions of this agreement applicable to such sale may be fulfilled or in order to obtain more favorable conditions under which such sale may take place.

     If, in the exercise of its remedies hereunder, Secured Party (but only if Secured Party is PPI Corporation) elects to foreclose on the portion of the Collateral described in clause (b) of the description of the Collateral contained in the second paragraph of Section 1 hereof, and if Secured Party is the successful bidder at any such public or private sale conducted hereunder (the "foreclosure"), Secured Party shall have the right, but not the obligation, to become and to be admitted as the sole general partner of the Partnership. In order to exercise such right, Secured Party shall give written notice to Pledgor and the Partnership any time after the foreclosure whereupon Pledgor shall immediately execute and deliver to Purchaser an amendment to the Partnership Agreement and to the Partnership's Certificate of Limited Partnership pursuant to which the Pledgor withdraws as the general partner of the Partnership and Secured Party is admitted as the new sole general partner of the Partnership. Pledgor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact to execute and deliver the foregoing documents and any and all other documents or instruments reasonably necessary to implement the rights granted to Secured Party pursuant to this paragraph. This power of attorney is coupled with an interest and shall thus be irrevocable by Pledgor. The rights granted to Secured Party under this paragraph shall survive the foreclosure and the exercise by Secured Party of any and all other rights and remedies available to Secured Party.

          (b) In case of any sale by Secured Party of any of the Collateral on credit or for future delivery, which may be elected at the option and in the complete discretion of Secured Party, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall incur no liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys' fees and legal expenses incurred by Secured Party), Secured Party shall apply the residue of the proceeds of any sale or sales, if any, to pay the principal of and interest upon the Obligation in such order and manner as Secured Party in its discretion may deem advisable. The excess, if any, shall be paid to Pledgor. Secured Party shall not incur any liability as a result of the sale of the Collateral at any private sale or sales.

          (c) Secured Party shall have all rights, remedies and recourses granted in the Note and/or existing at common law or equity in connection with the payment and performance of the Obligations (including specifically those granted by the Texas Business and Commerce Code, and the right of offset), and such rights and remedies (1) shall be cumulative and concurrent, (2) may be pursued separately, successively or concurrently against Pledgor and any other party obligated under the Obligations, or against the Collateral, at the sole discretion of Secured Party, (3) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (4) are intended to be and shall be, non-exclusive.

          (d) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Secured Party in connection with an Event of Default, Pledgor shall not be subrogated thereby to any rights of Secured Party against the Collateral or Pledgor or any property of Pledgor, nor shall Pledgor be deemed to be the owner of any interest in any of the Obligations, nor shall Pledgor exercise any rights or remedies with respect to Pledgor or the Collateral or the property of Pledgor until all Obligations have been paid to Secured Party and are fully performed and discharged.

          (e) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action shall be presumed conclusively to have been performed or to have occurred.

5.   NOTICES.
     -------

     All notices, consents and other communications hereunder shall be in writing and shall be delivered personally (including express courier) or sent by telecopy (and promptly confirmed by mail) or sent by prepared registered or certified mail (return receipt requested) to the parties at the following addresses:

               Pledgor:
               -------

               HWCC-Aurora Management, Inc.
               Two Galleria Tower, Suite 2200
               13455 Noel Road, LB 48
               Dallas, Texas 75240
               Attention: William D. Pratt
               Telecopier: (972) 386-7411

               Secured Party:
               -------------

               PPI Corporation
               Two Galleria Tower, Suite 2200
               13455 Noel Road, LB 48
               Dallas, Texas 75240
               Attention: Jack E. Pratt
               Telecopier: (972) 386-7411

     Notices sent as aforesaid shall be deemed given and effective upon receipt (or the date delivery is refused). Any party (and any other person or entity designated to receive notice) may change its address or telecopy number for notice by delivery to all after notice to such effect in the manner set forth herein.

6.   GOVERNING LAW.
     -------------

     This Security Agreement shall be construed in accordance with the laws of the State of Texas and of the United States of America, except to the extent that the requirements of the New Jersey Casino Control Commission, the Illinois Gaming Board, the Mississippi Gaming Commission and any other similar entity (collectively, the "GAMING AUTHORITIES") and the New Jersey Casino Control Act, the Illinois Riverboat Gambling Act, the Mississippi Gaming Control Act, all rules and regulations promulgated thereunder and any and all other applicable gaming laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, notices, rules, regulations, restrictions and requirements (collectively, the "GAMING LAWS") shall necessarily control, in which event the rights and obligations of the parties hereto shall be subject and subordinate to the requirements of the Gaming Authorities and the Gaming Laws.

7.   BINDING EFFECT; MISCELLANEOUS.
     -----------------------------

          (a) This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the undersigned and their respective successors and assigns.

          (b) The headings to the various paragraphs of this Security Agreement have been inserted for reference only and shall not modify, define, limit or expand the expressed provisions of this agreement. This Security Agreement may be executed in counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

          (c) No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          (d) All covenants, duties and obligations of Pledgor under this Security Agreement shall be performed in Dallas, Dallas County, Texas.

          (e) The remedies given to Secured Party hereunder are cumulative and in addition to any and all other rights which Secured Party may have against Pledgor or any other person or firm, at law or in equity, including exoneration and subrogation, or by virtue of any other agreement.

          (f) This Security Agreement and the provisions set forth herein, shall continue until payment in full of the Obligations.

          (g) Secured Party has not assumed, and nothing contained herein shall be declared to have imposed upon Secured Party, any of Pledgor's duties or obligations as a partner of the Partnership.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    HWCC-AURORA MANAGEMENT, INC.


                                    By:_______________________________
                                       Name:  William D. Pratt
                                       Title: Vice President


                                    PPI CORPORATION


                                    By:________________________________
                                       Name:  Jack E. Pratt
                                       Title: President


                                    CONSENT


     The undersigned, Pratt Casino Corporation, being the sole limited partner of the Partnership, hereby consents to the foregoing Security Agreement and Pledge and to the terms and provisions thereof, and, to the extent applicable, agrees to be bound thereby.

                                    PRATT CASINO CORPORATION


                                    By:_________________________________
                                       Name:  Charles F. LaFrano III
                                       Title: Vice President